EXHIBIT 99.1

Centex Construction Products, Inc.
Summary of Consolidated Earnings
(dollar amounts in thousands, except per share data)
(unaudited)

	Quarter Ended September 30,

	2003		2002

	Reported	Restated	Reported	Restated

Revenues	$154,798	$134,636	$135,993	$116,077
Earnings Before Income Taxes	$28,664	$28,664	$24,218	$24,218
Net Earnings	$18,564	$18,564	$16,107	$16,107
Earnings Per Share:
- Basic	$1.01	$1.01	$0.87	$0.87
- Diluted	$1.00	$1.00	$0.87	$0.87
Average Shares Outstanding:
- Basic	18,462,107	18,462,107	18,442,772	18,442,772
- Diluted	18,609,206	18,609,206	18,535,872	18,535,872

	Six Months Ended September 30,

	2003		2002

	Reported	Restated	Reported	Restated

Revenues	$298,887	$259,039	$264,768	$225,644
Earnings Before Income Taxes	$50,049	$50,049	$49,379	$49,379
Net Earnings	$32,787	$32,787	$32,842	$32,842
Earnings Per Share:
- Basic	$1.78	$1.78	$1.78	$1.78
- Diluted	$1.77	$1.77	$1.77	$1.77
Average Shares Outstanding:
- Basic	18,434,560	18,434,560	18,462,631	18,462,631
- Diluted	18,559,000	18,559,000	18,598,156	18,598,156

Centex Construction Products, Inc.
Revenues and Earnings by Lines of Business
(dollars in thousands)
(unaudited)

	Quarter Ended September 30,

	2003		2002

	Reported	Restated	Reported	Restated

Revenues
Cement	$52,129	$32,035	$49,360	$29,509
	33%	24%	36%	25%
Gypsum Wallboard	67,361	67,361	54,880	54,880
	44%	50%	40%	47%
Paperboard	16,167	16,167	14,602	14,602
	10%	12%	11%	13%
Concrete & Aggregates	18,303	18,303	15,821	15,821
	12%	13%	12%	14%
Other, net	838	770	1,330	1,265
	1%	1%	1%	1%

Total	$154,798	$134,636	$135,993	$116,077
	100%	100%	100%	100%

Operating Earnings
Cement	$16,635	$9,486	$17,643	$10,262
	52%	30%	63%	36%
Gypsum Wallboard	6,987	6,987	8,401	8,401
	22%	22%	30%	30%
Paperboard	4,998	4,998	2,753	2,753
	15%	15%	10%	10%
Concrete & Aggregates	2,626	2,626	(2,020)	(2,020)
	8%	8%	(7)%	(7)%
Cement Joint Ventures	—	7,220	—	7,456
	—	22%	—	27%
Other, net	838	770	1,330	1,265
	3%	3%	4%	4%

Total Operating Earnings	32,084	32,087	28,107	28,117
	100%	100%	100%	100%
Corporate General Expenses	(1,482)	(1,482)	(1,380)	(1,380)
Spin-Off Expenses	(986)	(986)	0	0
Interest Expense, net	(952)	(955)	(2,509)	(2,519)

Earnings Before Income Taxes	$28,664	$28,664	$24,218	$24,218

Centex Construction Products, Inc.
Revenues and Earnings by Lines of Business
(dollars in thousands)
(unaudited)

	Six Months Ended September 30,

	2003		2002

	Reported	Restated	Reported	Restated

Revenues
Cement	$99,623	$59,958	$96,533	$57,564
	33%	23%	36%	26%
Gypsum Wallboard	130,351	130,351	106,922	106,922
	44%	50%	40%	47%
Paperboard	32,851	32,851	28,734	28,734
	11%	13%	11%	13%
Concrete & Aggregates	34,850	34,850	30,906	30,906
	12%	13%	12%	13%
Other, net	1,212	1,029	1,673	1,518
	0%	1%	1%	1%

Total	$298,887	$259,039	$264,768	$225,644
	100%	100%	100%	100%

Operating Earnings
Cement	$27,668	$16,164	$32,056	$18,812
	49%	28%	56%	33%
Gypsum Wallboard	12,818	12,818	17,588	17,588
	23%	23%	31%	31%
Paperboard	10,673	10,673	6,622	6,622
	19%	19%	11%	11%
Concrete & Aggregates	4,052	4,052	(715)	(715)
	7%	7%	(1)%	(1)%
Cement Joint Ventures	—	11,696	—	13,418
	—	21%	—	23%
Other, net	1,212	1,029	1,673	1,518
	2%	2%	3%	3%

Total Operating Earnings	56,423	56,432	57,224	57,243
	100%	100%	100%	100%
Corporate General Expenses	(2,950)	(2,950)	(2,782)	(2,782)
Spin-Off Expenses	(986)	(986)	0	0
Interest Expense, net	(2,438)	(2,447)	(5,063)	(5,082)

Earnings Before Income Taxes	$50,049	$50,049	$49,379	$49,379

Centex Construction Products, Inc.
Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

RESTATED	September 30,
			March 31
	2003	2002	2003

ASSETS
Current Assets:
Cash and Cash Equivalents	$10,463	$8,479	$6,795
Accounts and Notes Receivable, net	55,599	50,994	42,209
Inventories	43,444	44,520	49,138

Total Current Assets	109,506	103,993	98,142

Property, Plant and	712,398	711,129	708,998
Less Accumulated Depreciation	(221,617)	(194,320)	(207,810)

Property, Plant and Equipment, net	490,781	516,809	501,188
Investment in Joint Ventures	51,737	52,228	53,741
Notes Receivable, net	112	223	190
Goodwill	40,290	40,197	40,290
Other Assets	11,200	11,251	12,804

	$703,626	$724,701	$706,355

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable and Accrued Liabilities	$66,440	$69,682	$65,475
Notes Payable	0	29,982	25,257
Current Portion of Long-term Debt	80	80	80

Total Current Liabilities	66,520	99,744	90,812

Long-term Debt	31,080	101,670	55,590
Deferred Income Taxes	90,392	67,875	80,342
Stockholders’ Equity - Common Stock, Par Value $0.01; Authorized 50,000,000 Shares; Issued and Outstanding 18,520,103, 18,354,795 and 18,379,558 Shares, respectively	185	184	184
Capital in Excess of Par Value	19,439	13,491	14,228
Unamortized Value of Restricted Stock	(709)	0	0
Accumulated Other Comprehensive Losses	(1,703)	(2,817)	(2,282)
Retained Earnings	498,422	444,554	467,481

Total Stockholders’ Equity	515,634	455,412	479,611

	$703,626	$724,701	$706,355

Centex Construction Products, Inc.
Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

REPORTED	September 30,
			March 31
	2003	2002	2003

ASSETS
Current Assets:
Cash and Cash Equivalents	$13,892	$12,715	$10,942
Accounts and Notes Receivable, net	66,154	60,914	52,498
Inventories	52,375	53,363	58,254

Total Current Assets	132,421	126,992	121,694

Property, Plant and Equipment	798,620	795,778	794,380
Less Accumulated Depreciation	(274,367)	(244,700)	(259,544)

Property, Plant and Equipment, net	524,253	551,078	534,836
Investment in Joint Ventures	—	—	—
Notes Receivable, net	664	1,229	1,197
Goodwill	40,290	40,197	40,290
Other Assets	12,495	12,487	14,061

	$710,123	$731,983	$712,078

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable and Accrued Liabilities	$72,597	$76,963	$70,858
Notes Payable	0	29,982	25,257
Current Portion of Long-term Debt	80	80	80

Total Current Liabilities	72,677	107,025	96,195

Long-term Debt	31,080	101,670	55,590
Deferred Income Taxes	90,511	67,876	80,461
Stockholders’ Equity - Common Stock, Par Value $0.01; Authorized 50,000,000 Shares; Issued and Outstanding 18,520,103, 18,354,795 and 18,379,558 Shares, respectively	185	184	184
Capital in Excess of Par Value	19,439	13,491	14,228
Unamortized Value of Restricted Stock	(709)	0	0
Accumulated Other Comprehensive Losses	(1,482)	(2,817)	(2,061)
Retained Earnings	498,422	444,554	467,481

Total Stockholders’ Equity	515,855	455,412	479,832

	$710,123	$731,983	$712,078